Exhibit 99.1

Q115 Cheat Sheet (with FX Impact)

GROSS ORDERS	(Q115)
										Backlog	$3,124	M	+	13%
										OS	$2,634	M	+	8%
Oncology Factory	(55%	)	$308		(-	1%	)			ICB	$325	M	+	37%
Oncology Service	(45%	)	$254	(	+	14%	)		W/O FX	Other	$165	M	+	79%
Total Oncology			$562	(	+	5%	)		+ 8%
										Backlog Adj.	-$34	M	-	27%
										(Total Company)

ICB			$163	(	+	34%	)		W/O FX
Other			$1	(	+	$1M	+	91%	)
TOTAL VMS			$726	(	+	11%	)		+ 13%

Geographic Split:
	Oncology			W/O FX		Total VMS			W/O FX
Americas	49%	-	2%	-	2%	45%	+	3%	+	3%
EMEA	32%	+	12%	+	18%	29%	+	7%	+	13%
APAC	19%	+	17%	+	23%	26%	+	34%	+	38%
Total Company	100%	+	5%	+	8%	100%	+	11%	+	13%

North America	45%	-	3%	-	3%	41%	+	2%	+	2%
International	55%	+	13%	+	19%	59%	+	18%	+	22%

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Q115 Cheat Sheet (with FX Impact)

SALES	(Q115)

Oncology Factory		( 55% )	$309		(-	3%	)
Oncology Service		( 45% )	$254	(	+	14%	)
Total Oncology			$563	(	+	4%	)

ICB			$166	(	+	3%	)
Other			$9		(-	0.2M	- 2% ) W/O FX
TOTAL VMS			$738	(	+	4%	) + 6%

Geographic Split:
	Oncology		Total VMS		W/O FX
Americas	54%	+ 28%	50%	+ 24%	+ 24%
EMEA	30%	- 11%	28%	- 13%	- 10%
APAC	16%	- 22%	22%	- 7%	- 4%
Total Company	100%	+ 4%	100%	+ 4%	+ 6%

North America	52%	+ 31%	48%	+ 26%	26%
International	48%	- 15%	52%	- 11%	- 7%

Gross Margin: (Q115 vs. Q114)

TOTAL Q1 FY15			TOTAL Q1 FY14
Oncology	45.6%	(+ 68 pts)	44.9%
ICB	42.2%	(+ 85 pts)	41.3%
Other	3.4%	(+ 373 pts)	-0.3%
VMS	44.3%	(+ 81 pts)	43.5%

SG&A Q115		$140M or 19% of Revenue

R&D Q115		$57M or 8% of Revenue

EBIT by Segment: (Earnings Before Interest &Taxes)

	Q1FY15			Q1FY14		% Change in EBIT$
Oncology	$126.1	M	22.4% ROS	22.3%	ROS	+ 4.3%
ICB	$41.2	M	24.8% ROS	25.2%	ROS	+ 1.3%
Other	($13.6)	M
Corp	($24.3)	M
Rounding	$0.1	M
Total VMS	$129.5	M	17.5% ROS	20.0%	ROS	- 8.8%

Interest (Q115)	$0.9M income, up $0.5M from $0.4M interest in Q114

(Interest per Press Release)

Continuing Operations:

Tax Rate (Q115 )	28.5% vs 31.2% Q114

Net Earnings (Q115 )	$93M or 12.6% of Sales vs Q114 $98M or 13.8% of Sales (down 5% from Q114)

EPS (Q115)	$0.92 per diluted share vs $0.91 Q114 ( 1% up from Q114 )

Diluted Shares (Q115)	Diluted Shares 101.6M vs 107.4M Q114 ( down 5.8M shares from Q114)

Impact of $10.5M Restructuring Charges

	With Restructuring Charges	Without Restructuring Charges
SG&A	$140.5 M	$130.1 M
EBIT	$129.5 M	$139.8 M
Net Earnings	$93.3 M	$100.7 M
EPS	$0.92	$0.99

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Q115 Cheat Sheet (with FX Impact)

Balance Sheet

Cash & Cash Equivalents	$904.4M	(Q115) vs	$849.3M (Q414)			(up $55.1M)

ST Investment	$68.5M	(Q115) vs	$66.2M	(Q414)

DSO	85 Days (Q115) vs		94 Days (Q114)		(down 9 Days)

	85 Days (Q115) vs		85 Days (Q414)		(Flat)

Inv Turns	2.0	x	(Q114 = 2.3x)

Dep/Amort (Q115)	$15.4M / $1.6M ( $17.0M Total) vs Q114 $16.1M Total

Capex (from Cash Flow)	$21.7	M (Q115)		($24.5M Q114)

S/T Debt (Q115)	$150.0M ($100M LOC)			vs	Q414 $50.0M

L/T Debt (Q115)	$375.0M			vs	Q414 $387.5M

SH Equity	$1,616.1M
( Excludes noncontrolling interest)

Varian SH Equity per Share	$16.11
Return on Varian Equity	21.5% (Q115) vs 23.7% (Q114)

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Q115 Cheat Sheet (with FX Impact)

Cash Flow (Q115)

Sources of Cash:		Uses of Cash:
Operations	$79.0 M	Cap Ex	($21.7) M
Stock Options	$34.8 M	Stock Repurchase	($125.5) M
Excess Windfall Tax Benefits	$6.2 M	Repayment of Term Loan Debt	($12.5) M
FX Impact	$9.0 M	Investment in Debt Security	($0.9) M
Net Borrowings - LOC	$100.0 M	Employees' Taxes withheld for stock issued	($11.4) M
Non-Controlling Interest	$1.8 M	Note Rec from Affiliate & Other	($3.0) M
Other	$0.1 M	Other	($0.8) M
Subtotal	$230.9 M	Subtotal	($175.8) M

Net Increase in Cash	55.1 M
Cash at Beg of Q1	$849.3 M
Cash at End of Q1	$904.4 M

Stock Repurchase Post Stock Split

Period	Total $	Avg. $	Total Shares
FY12	$282 M	$63.70	4,433,718	12M Authorization complete (less 3M shares, expired on 9/28/12)

Q113 Repurchase	$104 M	$69.03	1,500,000	Additional 8M Shares Authorized 09/29/12 thru 12/13/13

Q213 per Cash Flow	$90 M
Cash to settle in Q313	$11 M
Q213 Repurchase	$101 M	$72.22	1,400,000
Q313 Repurchase	$84 M	$67.56	1,250,000
Q413 Repurchase	$135 M	$72.73	1,850,000

FY13 Repurchase	$424 M	$70.61	6,000,000

Q114 Repurchase	$152 M	$75.89	2,000,000	8M Authorization Complete Addl 6M authorized 12/30/13 thu 12/31/14
Q214 Repurchase	$159 M	$79.51	2,000,000
Q314 Repurchase	$103 M	$82.18	1,250,000
Q414 Repurchase	$210 M	$84.20	2,500,000	Additional 6M Shares Authorized 08/15/14 thru 12/31/15
Q4 FY14 YTD Repurchase	$624 M	$80.52	7,750,000

Q115 Repurchase	$126 M	$83.69	1,500,000	6M Authorization, 12/30/13 thru12/31/14, Complete

Total Buy-back to-date	$4,046 M	$52.72	76,753,100	Shares

Balance Remaining, end of Q115			4,750,000	Shares

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